Exhibit 99.1

OneSpaWorld Shareholders Overwhelmingly Approve $75 Million Equity Financing

Financing Expected To Sustain Company Operations For Up To 24 Months

Nassau, Bahamas – June 10, 2020 – OneSpaWorld Holdings Limited (NASDAQ: OSW), the pre-eminent global provider of health and wellness products and services onboard cruise ships and in destination resorts around the world, today announced that, based on preliminary voting results at today’s 2020 Annual Meeting of Shareholders, OneSpaWorld shareholders have approved the $75 million equity financing. More than two-thirds of the votes cast supported the private placement, which is expected to close on June 12. Shareholders also re-elected the three OneSpaWorld Board nominees.

Leonard Fluxman, Executive Chairman, said, “We are thrilled with this outcome and grateful to our shareholders who supported the Board and management team in their efforts to secure the best committed financing option available under the most dire of circumstances. Approval of this financing ensures that OneSpaWorld will remain compliant with our debt covenant as of June 30 and provides us with the certain liquidity necessary to sustain our operations for up to 24 months if current unprecedented conditions persist. We are now in a position to seamlessly ramp operations and focus the team on executing value-driving initiatives when our cruise line partners are permitted to resume sailing and our destination resort partners reopen.”

Once certified by the independent inspector of elections, the Company will file the voting results of the 2020 Annual Meeting on a Form 8-K with the Securities and Exchange Commission to be made available on OneSpaWorld’s investor website at https://onespaworld.com/investor-relations/.

About OneSpaWorld

Headquartered in Nassau, Bahamas, OneSpaWorld is one of the largest health and wellness services companies in the world. OneSpaWorld’s distinguished spas offer guests a comprehensive suite of premium health, wellness, fitness and beauty services, treatments, and products currently onboard 175 cruise ships and at 68 destination resorts around the world. OneSpaWorld holds the leading market position within the fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and history of service and product innovation that has enhanced its guests’ personal care experiences while vacationing for more than 50 years.

Forward-Looking Statements

These materials include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may differ from OSW’s actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the impact of the private placement on OSW’s liquidity, OSW’s need to seek additional financing, OSW’s compliance with its credit agreements, OSW’s ability to obtain alternative sources of financing, and other statements that are not historical facts. These statements are based on the current expectations of OSW’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on OSW’s business and its results of operations and liquidity for the foreseeable future; the demand for OSW’s services together with the possibility that OSW may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which OSW operates; changes in consumer preferences or the market for OSW’s services; changes in applicable laws or regulations; the availability of, or competition for, opportunities for expansion of OSW’s business; difficulties of managing growth profitably; the loss of one or more members of OSW’s management team; loss of a major customer and other risks and uncertainties included from time to time in OSW’s reports (including all amendments to those reports) filed with the SEC. OSW cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OSW does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing OSW’s assessments as of any date subsequent to the date of this communication.

Contacts

Investors:

Morrow Sodali, (800) 662-5200

OSW.info@investor.morrowsodali.com

ICR

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Brooke Gordon

OneSpaWorld-SVC@sardverb.com

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Instagram: @onespaworld

Twitter: @onespaworld

LinkedIn: OneSpaWorld

Facebook: @onespaworld